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                            AIRCRAFT LEASE AGREEMENT

This AIRCRAFT LEASE AGREEMENT (the "Agreement") entered into as of the 15th day of November 1996 by and between Superior Transport Service, Inc. ("Lessor") and Proflight, Inc. ("Lessee").

                                    RECITALS

WHEREAS, Lessor is the registered owner of a 1980 LearJet 25D FAA registration #: N161RB, S/N 0294 ("Aircraft") and Lessor so desires to lease the Aircraft to Lessee in accordance with the terms and conditions herein contained; and Whereas the parties understand that Lessee intends to utilize the Aircraft in conducting its business; Therefore in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE ONE

LEASE AND TERM:

Lessor agrees to lease to Lessee the Aircraft together with the accessories and equipment specified in appendix A hereto. Commencing on the 15th day of November 1996 and shall continue in effect until November 15, 1998. Thereafter, this agreement shall continue in effect from month to month, being automatically renewed after each month, unless terminated under the provisions of this agreement.

Lessee has the option to purchase this Aircraft for $975,000 at the termination of this lease

The lease payment, payable by lessee to lessor $13,000 per month. First payment plus a one month security deposit shall be payable November 15, 1996. Payments are due the 15th of each month, there is a ten (10) day grace period. A late charge of five percent (5%) will be added for payments not received within this grace period.

This lease is non-cancelable and may not be terminated by lessee before the end of the initial term, except as provided in Article Nine of this Lease. Your obligation to pay all amounts specified in this Lease is absolute and unconditional until the Lease is fully satisfied and shall not be subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment. Your obligation to the lessor will continue despite any dispute you may have with respect to the Aircraft or any Parts or its equipment.

FAILURE TO PURCHASE OR SURRENDER

If Lessee fails to purchase or surrender the Aircraft at the end of the initial term, Lessee will continue to pay rent on a month to month basis at a sum equal to 115% of the monthly rent. During the three (3) months prior to the scheduled expiration of the Initial Term, Lessor may advertise the Aircraft for sale in suitable Aircraft magazines or other print or electronic media. In



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connection with such  advertising,  lessee at his convenience  will cooperate in making the Aircraft available for inspection by prospective purchasers and Lessor or any broker or dealer acting on Lessors behalf.

                                   ARTICLE TWO

ENGINE RESERVES:

The engine reserves for the engines of the Aircraft will be based on the hours of use of the engines shown on the "Hourage Report" to be sent to the lessor by lessee. The Hourage Report will cover the 30-day period ending on the 15th day coinciding with the lease payment for which payment is due. Lessee shall for the duration of the lease make payments to lessor of $150/engine hour ($75 per engine) within ten (10) days of the end of reporting period. Reserve fund items are: any mid-life, lease expiration or termination inspection; overhaul or replacement of Engines; overhaul, cycle replacement or hot section inspection of the Aircraft Power Unit ("APU") which includes the Accessory Gear Box and Fuel Controller. When and if work on any Reserve Fund item is necessary, it shall be performed by the lessee or other persons under contract to the lessee and the expenses thereof shall be paid by lessor out of the Reserve Fund established pursuant to this agreement. If such Reserve Fund is insufficient, the remainder shall be paid by lessee directly. Lessor shall reimburse lessee out of the Reserve Fund as funds are accrued within ten (10) days when an invoice is presented accompanied by documentation substantiating the performance of the necessary repairs pursuant to FAA requirements. Any Reserve Fund balance remaining when this Lease expires, will be paid to lessee, should you exercise your option to purchase Aircraft, but lessor shall retain the balance if you fail to execute your purchase option, or the lease terminates before such option can be exercised.

                                  ARTICLE THREE

MAINTENANCE AND REPAIRS:

Lessee shall perform or cause to be performed all maintenance, repair, inspection and overhaul work necessary to obtain and maintain certification for the Aircraft pursuant to Part 135 of the FAA regulations. All such work performed on the Aircraft shall be performed in accordance with the standards set by the regulations of the FAA. Lessee Shall provide or cause to be provided at all times qualified personnel to perform all maintenance repair, inspection and overhaul work on the Aircraft. All such personnel will be contracted for, or employed, by lessee, and lessor shall have no authority to direct, employ, discharge, or pay compensation to such personnel. Lessor shall rely wholly on the expertise of lessee as to the necessity of the labor and materials required under this article. If the proper maintenance is not performed on said aircraft by the lessee he shall be responsible for all damages incurred.



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                                  ARTICLE FOUR

OPERATING COSTS:

Lessee shall be responsible for all costs and expense incurred by lessee in operation Aircraft during the term of this Agreement including but not limited to the following:

     A. MAINTENANCE: All costs and expenses incurred by lessee in performing or causing to be performed all maintenance, repair, inspection and overhaul work on the Aircraft, including but not limited to all costs and expense associated with new parts and accessories utilized for such work.

     B. FUEL AND OIL: All costs and expenses incurred by lessee in purchasing fuel and oil for the Aircraft.

     C. INSURANCE: All costs and expenses incurred by lessee in maintaining in force such passenger, liability insurance of not less than $20,000,000, public liability, property damage, malpractice (air ambulance). Aircraft hull insurance of no less than $975,000 and baggage insurance in such form, for such amounts, and with such insurers as shall be satisfactory to lessor, protecting lessee and lessor as co-insureds against claim for death of, or injury to persons, and loss of, or damage to property, in connection with the possession, maintenance, use and operation of the Aircraft.

     D. TAXES: All taxes, fees, assessments, fines and penalties dues, assessed or levied by any taxing authority or governmental agency which relate in any way to the use or operation of the Aircraft, including, but without limitation, all sales taxes and personal property taxes, licenses, and registration fees, and all use, excise, gross receipts, franchise, stamp, stamp or other taxes, duties or charges, together with any penalties, fines or interest thereon, imposed, or relating to activities conducted, during income taxes attributable to its income earned under this Agreement.

     E. STORAGE OF THE AIRCRAFT: All costs and expense incurred by Lessee in storing the Aircraft.

     F. RISK OF LOSS: Lessee will bear the sole risk of loss of theft or damage to the Aircraft or any Parts or equipment ("Casualty Loss"). Lessee acknowledges that the lessor has no obligation to provide a replacement aircraft for any reason. The lessee will notify the lessor within 24 hours of any loss. If the lessee determines that the Aircraft or the affected Part or equipment can be economically repaired, lessee will have it repaired at lessees expense.

                                  ARTICLE FIVE

LOG BOOK AND RECORDS:

Lessee shall maintain all log books and records pertaining to the Aircraft in accordance with FAA regulations. All log books and records shall be stored in a fire-resistant file or safe. Such log books and records shall be made available for examination by lessor, and lessee shall at the termination of this Agreement deliver them to lessor.



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                                   ARTICLE SIX

OPERATION OF AIRCRAFT:

     A. Lessee shall  operate the Aircraft in  accordance  with this  Agreement.
During those times when the Aircraft has been chartered, Lessee shall have and maintain operational control of the Aircraft in accordance with Section 135.77 of the FAA regulations.

     B. Lessee may operate the Aircraft only for the purposes, and within the geographical limits, set forth in the insurance policy or policies obtained by Lessee in accordance with Paragraph C of Article Six of this Agreement. Lessee shall not use the Aircraft in violation of any foreign, federal, state, territorial or municipal law or regulation and shall be solely responsible for any fines, penalties or forfeitures occasioned by any violation. If any such fine or penalty is imposed on and paid by Lessor, Lessee shall reimburse Lessor for the amount thereof within ten (10) days after receipt by Lessee of written notice requesting such reimbursement. Lessee will not base the Aircraft, or permit it to be based, outside the limits of the United States of America, without the prior written consent of Lessor.

     C. The Aircraft shall be operated only by licensed and qualified pilots. For charter and air ambulance flights, all pilots shall be employees of Lessee and shall be under the exclusive control of Lessee.

     D. Lessee shall have sole control over dispatching and scheduling the Aircraft.

                                  ARTICLE SEVEN

ALTERATIONS:

Lessee shall not have the right to alter, modify or make additions or improvements to the Aircraft, other than those necessary to obtain and maintain FAA certification, without prior written permission from Lessor. All such alterations, modifications, additions and improvements are so made shall become the property of Lessor and shall be subject to all of the terms of this Agreement.

                                  ARTICLE EIGHT

TITLE:

The registration of, and title to, the Aircraft shall be in the name of Lessor, and the Aircraft shall at all times bear United States registration markings.

                                  ARTICLE NINE

DEFAULT:

    A. Lessor shall be in breach of this Agreement if: ( 1) Lessor defaults in the performance of any of its obligations under this Agreement and such default shall continue for five (5) days after receipt by Lessor of notice thereof from
Lessee:  or (2) Lessor takes any actions to prevent or


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hinder the performance by Lessee of any of its obligations under this Agreement.
In the event of any breach, Lessee shall have the right to terminate the Agreement immediately and to pursue any other remedy available to Lessee in law or equity.

     B. Lessee shall be in breach of this Agreement if Lessee defaults in the performance of any of its obligations under this Agreement and such default shall continue for five (5) days after receipt by Lessee of written notice thereof from Lessor. In the event of any breach by Lessee, Lessor shall have the right to repossess the Aircraft without further demand, notice or court order, or other process of law and to terminate the Agreement immediately. Exercise by Lessor of either or both of the rights specified above shall not prejudice Lessor's right to pursue any other remedy available to Lessor in law or equity.

     C. The failure of either party to enforce strictly any provision of this Agreement shall not be construed as a waiver thereof and shall not preclude such party from demanding performance in accordance with the terms hereof.

                                   ARTICLE TEN

ASSIGNMENT:

Lessee shall not assign this Agreement or any interest in the Aircraft without the prior written consent of Lessor. Subject to the foregoing, this Agreement inures to the benefit of, and is binding on, the heirs, legal representatives, successors, and assigns of the parties hereto.

                                 ARTICLE ELEVEN

ACCIDENT AND CLAIM:

Lessee shall immediately notify Lessor of any accident involving the Aircraft, which notification shall specify to the extent known by the Lessee, the time and place of the accident, the extent of the damage, the names and addresses of parties involved, persons injured, known witnesses, and owners of properties damaged. Lessee shall advise Lessor of all correspondence, papers, notices, and documents received by Lessee in connection with any claim or demand involving or relating to the Aircraft or its operations, and shall aid in any investigation instituted by Lessor and in the recovery of damages from third persons liable therefor.

                                 ARTICLE TWELVE

RETURN OF PLANE TO LESSOR:

On the termination of this Agreement by expiration or otherwise, Lessee shall return the Aircraft to Lessor at Palm Springs Airport, in the same condition as when received, ordinary wear, tear and deterioration excepted.

In case of the lessees election to surrender the aircraft, the value of the aircraft and the cost of excess wear and tear and repairs needed to return the aircraft to the required condition will be




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established  by  a  professional   inspector  and  appraiser.   Lessee  will  be
responsible for all costs and repairs.

                                ARTICLE THIRTEEN

     A. Aircraft is to be operated on Part 135 Charter Certificate, to be supplied by Lessee, and is exempt from California use/sales tax.

                                ARTICLE FOURTEEN

DISCLAIMER AND TRANSFER OF WARRANTIES; QUIET ENJOYMENT:

        We are not the manufacturer of the aircraft or any Parts or equipment. we hereby assign to you to the extent assignable all applicable manufacturer's warranties, service agreements and patent and copyright protection, if any, available under manufacturer or importer warranties or the Purchase or Sales
Agreement with the Supplier, for the purpose of making appropriate claims against the manufacturer. However, we shall retain at all times the right to be protected by these same warranties, agreements, and indemnities as the owner of the Aircraft.

        So long as you are not in default under this Lease, we warrant that neither we nor anyone acting for or claiming through us will interfere with your quiet enjoyment of the Aircraft. EXCEPT FOR OUR WARRANTY OF QUIET ENJOYMENT, WE MAKE NO WARRANTY, EXPRESS OR IMPLIED, ABOUT ANY MATTER, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF AIRWORTHINESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. AS TO US, YOU LEASE THE AIRCRAFT IN AN `AS IS' CONDITION. IN NO EVENT WILL WE HAVE ANY LIABILITY FOR, NOR WILL YOU HAVE ANY REMEDY AGAINST US FOR CONSEQUENTIAL DAMAGES, ANY LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER LOSS.

                                 ARTICLE FIFTEEN

REMEDIES

        If you are in default, we may do one or more of the following:

        A.      declare this Lease to be in default;

        B.      terminate this lease;

        C. revoke any authorization we have given to you under this Lease to act on our behalf;

        D.      recover from you all amounts that are or will be due;

        E. attempt to satisfy any amounts due with any collateral used as security;

        F. repossess or render the Aircraft unusable without demand, notice, court order or other process and retain all payments made as partial compensation for the use of the Aircraft and depreciation; require you at your expense to assemble on the Aircraft all equipment that is supposed to be there and deliver the Aircraft to us at


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                the return base designated in paragraph 4G of Addendum No. 2;

        H. require you to pay an amount equal to 115% of the current Rent prorated on a 30-day month for each day the Aircraft is not returned plus any associated late charges; and

        I. recover from you all reasonable attorney's fees and associated expenses and consequential damages incurred in exercising any of our rights under this Lease.

        To repossess the Aircraft, we may peaceable enter your premises or any airport or storage facility where the Aircraft is stored. If we accept late payments or partial payments, that does not mean we will accept other late or partial payments.

                                 ARTICLE SIXTEEN

MISCELLANEOUS PROVISIONS

     A. The relationship between Lessor and Lessee shall always and only be that of lessor and lessee. Lessee shall never at any time during the term of this Agreement become the agent of Lessor, and Lessor shall not be responsible for acts or omission of Lessee or its agents.

     B. This Agreement constitutes the entire understanding between the parties, and as of its effective date supersedes all prior or independent agreements between the parties covering the Aircraft. Any change or modification hereof must be in writing, signed by both parties.

     C. This Agreement is to be construed in accordance with the laws of the State of California.

     D. Any notice given by one party to the other in connection with this Agreement shall be in writing and shall be sent by certified or registered mail, return receipt requested:

                                    (1)     If to Lessor, addressed to:

                                            Paul Emerson
                                            Superior Transport Service, Inc.
                                            1291 Valdivia Way
                                            Palm Springs, CA 92262

                                    (2)     If to Lessee, addressed to:

                                            Kevin Burkhardt
                                            Proflight, Inc.
                                            12420 E. Control Tower Rd.
                                            Englewood, CO 80112

Notices shall be deemed to have been received on the date of receipts as shown on the return receipt.

     E. Lessee shall have no right to consent, allow or permit any liens or encumbrances on the Aircraft. Lessee shall immediately remove from the Aircraft any lien on encumbrance arising or created by any act or omission on the part of the Lessee.

     F. The rights and remedies with respect to any of the terms and conditions of the Agreement


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shall be  cumulative  and not  exclusive,  and shall be in addition to all other rights and remedies.

     G. Lessor, at their expense will deliver aircraft to Denver (Centennial Airport) at commencement of lease.

INDEMNITY:

Lessee shall indemnify us for any action, claim, damage, obligations, liabilities and costs and expenses ("Claims") regarding any matter arising during the Lease Term or holdover term, including reasonable attorneys' and collection fees.

NON COMPETE:

Principals   of  Superior   Transport   agree  not  to  establish  any  form  of
Aeromedical/Charter transport services for a period of five years, commencing from date of signature.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                      LESSOR:
                             -----------------------------

                                    Title: /s/ CEO
                                           ---------------
                                    Date: 11/15/96
                                          ----------------

                             LESSEE: /s/ Kevin L. Burkhardt
                                     ----------------------
                                    Title: President
                                           ----------------
                                    Date: 11/15/96
                                          -----------------



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